UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): March 24, 2016

MAZZAL HOLDING CORP.
(Exact name of registrant as specified in charter)

Nevada	000-55152	46-1845946
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6102 South MacDill Avenue, Suite G
Tampa, Florida 33611
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (813) 902 - 9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 21, 2016, the Board of Directors of Mazzal Holding Corp. (the "Company") approved the Company's change of corporate address from 1625 VFW Parkway, Boston, MA 02132 to 6102 South MacDill Avenue, Suite G, Tampa, FL 33611.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAZZAL HOLDING CORP.

By:	/s/ Christopher J. Floyd
Christopher J. Floyd
Chairman and CEO

Date:   March 24, 2016